SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported): December 16, 2003

CSK AUTO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona		85012
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:		(602) 265-9200

Item 5. Other Events

On December 16, 2003, CSK Auto Corporation issued a press release, commencing a tender offer and consent solicitation for its 12% Notes. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 7. Exhibits

     99.1 Press Release

Item 9. Regulation FD Disclosure

On December 16, 2003, CSK Auto Corporation issued a press release, commencing a tender offer and consent solicitation for its 12% Notes. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this current report on Form 8-K.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSK Auto Corporation
	By:	/s/ DON W. WATSON

Don W. Watson Senior Vice President Chief Financial Officer
DATED: December 16, 2003

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Exhibit Index

99.1	Press Release of CSK Auto Corporation, dated December 16, 2003

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